UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2015

Carter Validus Mission Critical REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54675	27-1550167
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4890 West Kennedy Blvd.

Suite 650

Tampa, Florida 33609

(Address of principal executive offices)

(813) 287-0101

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendments to Articles of Incorporation

On August 12, 2015, Carter Validus Mission Critical REIT, Inc. (the “Company”) amended several provisions of its charter by filing the Second Articles of Amendment and Restatement (the “Second Articles of Amendment”) with the State Department of Assessments and Taxation of Maryland (“SDAT”). As previously reported, on July 17, 2015, at the 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”) of the Company, the stockholders of the Company approved four proposals to amend and restate the Company’s then-existing Articles of Amended and Restatement, as amended and supplemented from time to time (the “Charter”). The four proposals to amend and restate the Charter are described in the Company’s definitive proxy statement (the “Proxy Statement”), as filed with the Securities and Exchange Commission on April 27, 2015, which is incorporated into this Item 5.03 by reference. The following is a summary of the material changes reflected in the Second Articles of Amendment:

•	Proposal No. 2A proposed the amendment and restatement of the Company’s Charter to remove, either immediately or upon listing of the Company’s common stock on a national securities exchange (“Listing”), certain provisions originally included to comply with the standards set forth in the Statement of Policy Regarding Real Estate Investment Trusts promulgated by the North American Securities Administrators Association, Inc. (the “NASAA REIT Guidelines”).

•	Proposal No. 2B proposed the amendment and restatement of the Company’s Charter to delete the NASAA REIT Guidelines restrictions on exculpation and indemnification of, and advancement of expenses to, directors and officers and instead provide for exculpation, indemnification and advancement of expenses to the maximum extent permitted by Maryland law and to clarify that provisions relating to indemnification and advancement of expenses are nonexclusive and, if later amended or repealed, shall not apply retroactively.

•	Proposal No. 2C proposed the amendment and restatement of the Company’s Charter to provide for the expiration upon Listing of the provision regarding noncompliant tender offers, which by its express terms becomes ineffective with respect to exchange-listed shares upon listing.

•	Proposal No. 2D proposed the amendment and restatement of the Company’s Charter to clarify that distributions of one class may be made to holders of another class of shares to provide the customary flexibility that listed companies have, which would permit the Company to implement a phased-in liquidity program in connection with Listing if the Company’s board of directors (the “Board of Directors”) determines such a program to be in the best interests of the Company and its stockholders.

Amendments to Bylaws

In connection with the amendment and restatement of the Company’s Charter, the Board of Directors approved the amendment and restatement of the Company’s bylaws (the “Amended and Restated Bylaws”), which became effective on August 6, 2015. The general intent of the Amended and Restated Bylaws is to conform the Company’s bylaws to the provisions of the Charter that changed upon the filing of the Second Articles of Amendment with SDAT. Additionally, the Amended and Restated Bylaws reflect recent updates and developments in public company governance. The following is a discussion of the material provisions adopted or amended in the Amended and Restated Bylaws:

•	Article II, Section 2 (Annual Meeting) has been amended to provide for the expiration upon Listing of the NASAA REIT Guidelines requirement that an annual meeting of stockholders be held no less than 30 days after delivery of the annual report.

•	Article II, Section 3 (Special Meetings) has been amended to establish procedures, either immediately or upon Listing, for stockholders to call a special meeting of stockholders, including increasing the percentage of shares entitled to require a special meeting of stockholders from 10% to a majority and addressing issues relating to (a) delivery and contents of the initial notices from stockholders requesting a special meeting; (b) the fixing of a record date for determining stockholders entitled to request a special meeting and stockholders entitled to notice of and to vote at the meeting; (c) responsibility for the costs of preparing and mailing notice of the meeting (d) setting the time, date and place of special meetings of stockholders; (e) revocation of requests for special meetings of stockholders; and (f) verifying the validity of a stockholder request for a special meeting of stockholders.

•	Article II, Section 6 (Quorum) has been amended to provide for the expiration upon Listing of the NASAA REIT Guidelines requirement that a quorum be 50% of the then outstanding shares entitled to vote.

•	Article II, Section 7 (Voting) has been amended to provide for the expiration upon Listing of the NASAA REIT Guidelines requirement that a director receive the affirmative vote of a majority of the shares present in order to be elected (Maryland law requires only a plurality of the votes cast).

•

Article II, Section 11 (Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals) has been amended to expand the information required to be disclosed by the stockholder making a proposal or nomination, including (i) the extent to which the stockholder proponent has entered into any hedging transaction or other arrangement with the effect or intent of mitigating or otherwise managing benefit, loss or risk of share price changes or increasing or decreasing the proponent’s voting power in the stock of the Company or any affiliate of the Company and any substantial interest, direct or indirect, by security holdings or otherwise, of the stockholder or proposed nominee, in the Company or any affiliate thereof; (ii) require the disclosure of any person who contacted or was contacted by the stockholder giving the notice about the proposal or nomination prior to the date of notice and (iii) to the extent known by the stockholder giving notice, require disclosure of the name and address of any stockholder supporting the proposed nominee or proposal of other business. Furthermore, the amendments expand the information needed with respect to any proposed nominee, including other information required by the director and officer questionnaire in connection with the Company’s annual meeting.

•	Article III, Section 2 (Number, Tenure and Qualifications) has been amended to (i) provide for the expiration upon Listing of the NASAA REIT Guidelines requirement that the Board of Directors be comprised of at least three directors; (ii) delete the provision limiting the number of directors to 10 and add that the board of directors shall not consist of more than 15 directors; (iii) provide for the expiration upon Listing of the NASAA REIT Guidelines requirement that a majority of the Board of Directors to consist of independent directors as defined by the NASAA REIT Guidelines; and (iii) clarify the method by which a director may resign.

•	Article III, Section 7 (Voting) has been amended to provide for the expiration upon Listing of the NASAA REIT Guidelines requirement that certain transactions be approved by the independent directors of the Company.

•	Article III, Section 11 (Vacancies) has been amended to provide for the expiration upon Listing of the NASAA REIT Guidelines requirement that the independent directors nominate replacements for vacancies among the independent directors’ positions.

•	Article III, Section 13 (Loss of Deposits), which provided for no director liability for losses which occur by reason of the failure of the bank, trust company, savings and loan association or other institution with whom moneys or shares of beneficial interest have been deposited, has been deleted.

•	Article III, Section 14 (Surety Bonds), which provided that, unless required by law, no director is obligated to give any bond or surety for the performance of his or her duties, has been deleted.

•	Article III, new Section 19 (Interested Director Transactions) has been added to provide assurance that Section 2-419 of the MGCL applies to the directors of the Company.

•	Article IV, Section 1 (Number, Tenure and Qualifications) has been amended to provide for the expiration upon Listing of the NASAA REIT Guidelines requirement that all committees of the Board of Directors be comprised of a majority of independent directors.

•	Article V, Section 7 (Chairman of the Board of Directors) has been amended to provide that the Board of Directors may designate the Chairman of the Board of Directors as an executive or non-executive chairman and that the Chairman of the Board of Directors shall not, solely by reason of the bylaws, be an officer of the Company.

•	Article V, Section 9 (Vice Presidents) has been amended to clarify that the chief executive officer, the president or the Board of Directors may assign duties to the vice presidents.

•	Article V, Section 11 (Treasurer) has been amended to clarify that the chief executive officer, the president or the Board of Directors may assign duties to the treasurer.

•	Article V, Section 12 (Assistant Secretaries and Assistant Treasurers) has been amended to clarify that the chief executive officer, the president or the Board of Directors may assign duties to the assistant secretaries and assistant treasurers.

•	Article VII, Section 4 (Fixing of Record Date) has been amended to clarify that a stockholders meeting may be postponed without further notice to a date not more than 120 days after the record date originally fixed for the meeting.

Item 8.01	Other Events.

On August 6, 2015, the board of directors of the Company approved and authorized a daily distribution to stockholders of record as of the close of business on each day of the period commencing on September 1, 2015 and ending on November 30, 2015. The distributions will be calculated based on 365 days in the calendar year and will be equal to $0.001917808 per share of common stock, which is equal to an annualized distribution rate of 7.0%, assuming a purchase price of $10.00 per share. The distributions of each record date in September 2015, October 2015 and November 2015 will be paid in October 2015, November 2015 and December 2015, respectively. The distributions will be payable to stockholders from legally available funds therefor.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carter Validus Mission Critical REIT, Inc.

Dated: August 12, 2015	By:	/s/ Todd M. Sakow
	Name:	Todd M. Sakow
	Title:	Chief Financial Officer